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                                                                   EXHIBIT 10.12

                                PROMISSORY NOTE

$135,043,844.62                                               September 30, 1998


     FOR VALUE RECEIVED, the undersigned, GLASS HOLDINGS CORP., a Delaware corporation, promises to pay to the order of BGF INDUSTRIES, INC., a Delaware corporation ("BGF") (hereafter, together with any holder hereof, called "Holder") at the offices of the Holder located at 3802 Robert Porcher Way, Greensboro, North Carolina 27410, or at such other place as the Holder may designate in writing to the undersigned, in lawful money of the United States of America, and in immediately available funds, the principal sum of ONE HUNDRED THIRTY-FIVE MILLION FORTY THREE THOUSAND EIGHT HUNDRED FORTY FOUR AND 62/100 DOLLARS ($135,043,844.62) together with interest on the principal balance from time to time outstanding hereunder from the date hereof until paid in full at a per annum rate equal to the Cost Of Funds Rate (as defined below) for BGF for the calendar year immediately preceding the date on which any interest payment is due.

     For the purposes hereof, the term "Cost Of Funds Rate" means, with respect to BGF for any period of determination, a rate per annum equal to the blended interest rate (as reasonably calculated by BGF) applicable to borrowings of BGF during such period in respect of indebtedness incurred by BGF to fund the loan evidenced hereby. The undersigned acknowledges and agrees that the Cost of Funds Rate will initially be determined by BGF based upon the interest expense of BGF incurred under and pursuant to (i) that certain Senior Subordinated Credit Agreement dated as of September 30, 1998 among BGF, as Borrower, certain subsidiaries from time to time a party thereto, as guarantors, the Lenders a party thereto and First Union Investors, Inc., as Agent and (ii) that certain Credit Agreement dated as of September 30, 1998 by and among BGF, certain subsidiaries of BGF from time to time a party thereto as guarantors, the Lenders a party thereto and First Union National Bank, as Agent, as each such Agreement may be amended, modified, exchanged, supplemented, restated, replaced or refinanced from time to time.

     Within twenty (20) days following January 1 of each year, BGF will provide the undersigned with its determination of the Cost Of Funds Rate for the immediately preceding year, including a calculation of the interest due hereunder for the next interest payment date.

     The principal balance shall be payable in full on October 31, 2008 or such later date as the undersigned and BGF may mutually agree in writing. Accrued interest shall be due and payable annually on the first business day of February of each year commencing on February 1, 1999. Accrued interest shall also be due and payable on any date on which any principal is due hereunder (whether at maturity, by acceleration, prepayment or otherwise).
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     In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

     THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

     Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any principal or interest due hereunder within thirty (30) days of the date such payment is due or (ii) the undersigned shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; or (e) make a general assignment for the benefit of creditors.

     Upon the occurrence of an Event of Default described in clause (i) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (ii) of the definition thereof, any and all of the loans and the undersigned's other obligations hereunder, without demand or notice of any kind, shall immediately become in default and

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due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

     Time is of the essence of this Note.

     No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

     The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

     This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned.

     Any notice to be given hereunder shall be in writing, shall be sent to the Holder's address as specified in the first paragraph hereof or the undersigned's addresses set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

                           [Signatures on Next Page]

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     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Promissory Note under seal as of the date and year first written above.


                                      GLASS HOLDINGS CORP.


                                      By:  /s/ Philippe R. Dorier
                                         ----------------------
                                      Name:   Philippe R. Dorier
                                           --------------------
                                      Title:  VP & Treasurer
                                            -------------------

                                      Address for Notices:

                                      3802 Robert Porcher Way
                                      Greensboro, North Carolina 27410

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